UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2000



                               MILLENIA HOPE INC.

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                                                      98-0213828
(Commission file no.)                        (IRS Employer Identification No.)


                     4055 St. Catherine St. West, Suite 142
                                Montreal, Quebec
                                     H3Z 3J8
              (Address of principal executive offices and zip code)


         Company's telephone number, including area code: (514) 846-5757

Item 2. Acquisition or Disposition of Assets.

     (a) On May 29, 2000, Registrant issued 5,000,000 shares of common stock in exchange for 35,700,000 shares of Sword Comp-Soft, Inc., a Delaware corporation which provides on-line interactive health services through the internet. The transaction was recorded using the "purchase method" as the registrant acquired 76.45% of Sword Comp-Soft, Inc.'s outstanding shares at May 29, 2000. There was no material relationship between the two organizations except for that of Mr. Leonard Stella. Mr. Stella holds the title of Director and Chief Operating Officer in both organizations.


Item 7.

     (a)  Financial Statements of Sword Comp Soft Inc. at April 30, 2000.

                               Mark Cohen C.P.A.
                           1772 East Trafalgar Circle
                              Hollywood, Fl 33020
                                 (954) 922-6042

--------------------------------------------------------------------------------



                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Sword Comp-Soft Corp.

We have audited the accompanying balance sheet of Sword Comp-Soft Corp. (a company in the develpment stage) as of April 30, 2000 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the year ended. These financial statement are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sword Comp-Soft Corp. at april 30, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going convern. As discussed in Note 5 to the financial statements, the Company has experienced an operating loss that raises substantial doubt about its ability to continue as a going concern. Management's plans regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Mark Cohen C.P.A.
A Sole Proprietor Firm



Hollywood, Florida
July 15, 2000

                             SWORD COMP-SOFT CORP.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                                 BALANCE SHEET
                               AT APRIL 30, 2000



                                     Assets

Current Assets
     Cash and cash equivalents                                          $151,660
                                                                        --------

       Total current assets                                              151,660
Property and equipment, net                                               15,000
                                                                        --------

       Total assets                                                      166,660
                                                                        ========





                      Liabilities and Shareholder's Equity

Current Liabilities
     Accounts payable                                                      --
     Accounts payable and accrued liabilities                             6,853
                                                                      ---------

       Total current liabilities                                          6,853

 Shareholder's Equity
     Common Stock, $.0001 par value; authorized 70,000,000 shares;        1,100
          issued and outstanding - 11,000,000 in 2000
     Paid in Capital                                                    273,901
     Share Subscription Receivable                                     (103,739)
     Deficit accumulated during the development stage                   (11,454)
                                                                      ---------

       Total Shareholder's Equity                                       159,807

        Total liabilities and shareholder's equity                    $ 166,660
                                                                      =========

 Read the accompanying summary of significant accounting policies and notes to financial statements, both of which are an integral part of this financial statement.

                             SWORD COMP-SOFT CORP.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                               STATEMENT OF INCOME
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000



                                                                    Year Ended
                                                                  April 30, 2000
                                                                  --------------

Operating Expenses:
       Selling, general and administrative expenses                $     11,454

                                                                   ------------
Net Loss                                                           $    (11,454)
                                                                   ============

Basic weighted average common shares outstanding                     11,000,000
                                                                   ============

Basic Loss per common share                                        $    (0.0010)
                                                                   ============


 Read the accompanying summary of significant accounting policies and notes to financial statements, both of which are an integral part of this financial statement.

                             SWORD COMP-SOFT CORP.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                        STATEMENT OF SHAREHOLDERS EQUITY
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000


                                                                                                   Accumulated
                                              Common Stock                         Receivables    Deficit during      Total
                                     ------------------------------    Paid in        Shares        Development     Shareholder's
                                       Shares     Par Value  Amount    Capital     Subscription       Stage          Equity
                                     -----------  --------- -------  -----------  --------------  ---------------  --------------

Balance, beginning:                           -        $ -      $ -         $ -             $ -             $ -             $ -

April 30, 2000
  Proceeds from the sale of
  common stock                       10,400,000     0.0001    1,040     258,961        (103,739)              -         156,262

April 30, 2000
  Issuance of stock in settlement       600,000     0.0001       60      14,940               -               -          15,000
  of equipment purchase

Net loss year ended April 30, 2000                                                                      (11,454)        (11,454)
                                     -----------  --------- -------  -----------  --------------  --------------   -------------


Balance, ending:                     11,000,000    $ 0.001  $ 1,100   $ 273,901      $ (103,739)      $ (11,454)      $ 159,807
                                     ===========  ========= =======  ===========  ==============  ==============   =============




 Read the accompanying summary of significant accounting policies and notes to financial statements, both of which are an integral part of this financial statement.

                             SWORD COMP-SOFT CORP.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                             STATEMENT OF CASH FLOWS
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000



CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)                                                     $ (11,454)
Adjustments to reconcile net income (loss) to net cash                     --
 used in operating activities:
Changes in Operating assets and liabilities:
              Accounts Payable and Accrued Liabilities                    6,853
                                                                      ---------

Net cash provided by/(used in) operating activities                      (4,602)


CASH FLOWS FROM INVESTING ACTIVITIES:


Net cash provided by/(used in) investing activities                        --


CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from:
  Sales of common stock                                                 156,262
                                                                      ---------

Net cash provided by/(used in) financing activities                     156,262
                                                                      ---------


Net increase (decrease) in cash and cash equivalents                    151,660
Cash and cash equivalents, beginning of period                             --
                                                                      ---------

Cash and cash equivalents, end of period                              $ 151,660
                                                                      =========




 Read the accompanying summary of significant accounting policies and notes to financial statements, both of which are an integral part of this financial statement.

                              SWORD COMP-SOFT CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

     Sword Comp-Soft Corp. (the "Company") was organized on November 02, 1998. The company is an Application Service Provider in the E-Health sector providing on-line interactive health services through the internet.

Sword Comp-Soft Corp. prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Certain amounts included in the financial statements are estimated based on currently available information and management's judgment as to the outcome of future conditions and circumstances. Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of financial statements and actual results could differ from the estimates and assumptions. Every effort is made to ensure the integrity of such estimates.

Fair value of Financial Instruments

     The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, other receivables, accounts payable and accrued expenses and other liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments.

Earnings Per Share of Common Stock

     Basic earnings (loss) per share is computed using the weighted-average number of common shares outstanding during the period.

Statement of Cash Flows

     For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

                              SWORD COMP-SOFT CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000







NOTE 3 - PROPERTY AND EQUIPMENT, NET

    Property and equipment, net consists of the following:

Computer Equipment ............................................. $  15,000
(Acquired from related party and recorded at
predecessor basis)
                                                                 ---------
                                                                    15,000
Less:  Accumulated depreciation ................................         -
    Property and equipment, net ................................ $  15,000
                                                                 ---------

Property and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over the following estimated useful lives:

                                                                           Years
                                                                           -----

         Computer Equipment ...............................................  7



NOTE 4 - COMMITMENTS AND CONTIGENCIES

Dedicated internet access
     The company has entered into an agreement with UUNET Canada, Inc. for dedicated access to the commercial internet. The agreement is for twelve months starting March 01, 2000 and expiring on February 28, 2001. The monthly amount is $1,395 CAD plus applicable taxes.

Office Rent
     The company has entered into an lease agreement with 9033-0176 Quebec Inc. for office space. The term of the lease begins on May 01, 2000 and terminates on June 30, 2005, with an option to renew for an additional five years. The annual rent amount is $18,000.


NOTE 5 - GOING CONCERN

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The company reported a net loss of $11,454 for the year ended April 30, 2000. As reported on the statement of cash flows, the Company incurred negative cash flows from operating activities of $4,602 from inception. To date, this has been financed principally through the sale of common stock ($151,660). Management has continued to develop a strategic plan to develop a management team, maintain reporting compliance and seek new expansive areas in on-line healthcare sector. Management anticipates that additional investments will be needed to develop an effective sales and marketing program before the organization will generate sufficient cash flow from operations to meet current operating expenses and overhead.

NOTE 6 - RELATED PARTY TRANSACTIONS

Equipment purchases from officers

     On April 30, 2000 the company purchased computer equipment from its officers. The amount of the purchase was $15,000. On April 30, 2000, the company issued 600,000 shares of common stock in settlement of the purchase. The computer equipment was capitalized at predecessor cost for an amount of $15,000.

                              SWORD COMP-SOFT CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
            FROM INCEPTION (NOVEMBER 02, 1998) THROUGH APRIL 30, 2000


NOTE 7 - STOCKHOLDER'S EQUITY

     On April 30,2000, the company in accordance with its private placement offering exempt from registration requirements under section 4(2) of the Securities Act of 1933 issued 10,400,000 of common shares. The shares have been issued and a receivable has been reflected in the equity section for those shares which payment had not been received as of April 30, 2000.

     On April 30, 2000, the company issued 600,000 shares to officers of the company in settlement of computer equipment purchases. The computer equipment was capitalized at predecessor cost for an amount of $15,000.


NOTE 8 - INCOME TAXES

     The Company did not provide any current or deferred United States federal, state or foreign income tax provision or benefit for the period presented because it has experienced operating losses since inception. The Company has provided a full valuation allowance on the deferred tax asset, consisting primarily of net operating loss carryforwards, because of uncertainty regarding its realizability.


NOTE 9 - SUBSEQUENT EVENTS

     On  March  14,  2000  the  company  agreed  to  issue  35,700,000   shares,
approximately fifty one percent of the authorized shares, of common stock to Millenia Hope, Inc., a biopharmaceutical corporation. On May 29, 2000 the company issued 35,700,000 shares of common stock to Millenia Hope, Inc. in exchange for 5 million shares of common stock of Millenia Hope, Inc. and 5 million warrants, each warrant entitling the company to purchase one common share at a price of two dollars per share until November 30, 2004.

     In May and June 2000, the company collected the entire share subscription receivable (see Note 7) of $103,739.

     (b)  Pro forma Statement of Operations at February 29, 2000.

          i. On May 29, 2000, Registrant issued 5,000,000 shares of common stock in exchange for 35,700,000 shares of Sword Comp-Soft, Inc., a Delaware corporation which provides on-line interactive health services through the internet. The transaction was recorded using the "purchase method" as the registrant acquired 76.45% of Sword Comp-Soft, Inc.'s outstanding shares at May 29, 2000. Pro forma Statement of Operations at February 29, 2000 is presented. Since Sword Comp-Soft, Inc. had no business activity through February 29, 2000, the pro forma effect will be the same as Millenia Hope, Inc's February 29, 2000 Statement of Operations. Millenia Hope Inc.'s fiscal year end is November 30, 1999 and Sword Comp-Soft Inc.'s year end is April 30, 2000. Although there is a difference in accounting period of more than 90 days, Sword Comp-Soft, Inc. had no business activity through February 29, 2000 and the difference in accounting periods has a zero effect for this proforma presentation.

                               MILLENIA HOPE INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1999



                                                          Millenia Hope, Inc.       Sword Comp-Soft, Inc.       Proforma
                                                        -----------------------   ------------------------   ---------------

Revenue:                                                     $          27,500      $                   -          $ 27,500

Operating expenses:
       Marketing                                                     1,514,215                          -         1,514,215
       Patent Rights                                                   258,527                          -           258,527
       Other Development Costs
       Rent                                                             61,250                          -            61,250
       Travel                                                                -                          -                 -
       Selling, general and administrative expenses                    120,003                          -           120,003
                                                        -----------------------   ------------------------   ---------------
          Total operating expenses                                   1,953,995                          -         1,953,995

          Loss before other income (expense)                        (1,926,495)                         -        (1,926,495)

Other income (expense):
       Interest expense                                                (84,734)                         -           (84,734)
                                                        -----------------------   ------------------------   ---------------
          Total other income (expense)                                 (84,734)                         -           (84,734)


                                                        -----------------------   ------------------------   ---------------
Net (Loss) before minority interest                                 (2,011,229)                         -        (2,011,229)

Minority interest in net (loss) of subsidiary                                -                          -                 -

Net (Loss)                                                          (2,011,229)                         -        (2,011,229)

Basic weighted average common shares outstanding                    11,052,384                          -        11,052,384
                                                        =======================   ========================   ===============

Basic Loss per common share                                  $         (0.1820)     $                   -         $ (0.1820)
                                                        =======================   ========================   ===============

                               MILLENIA HOPE INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)
                            STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED FEBRUARY 29, 2000




                                                          Millenia Hope, Inc.       Sword Comp-Soft, Inc.       Proforma
                                                        -----------------------   ------------------------   ---------------


Revenue:                                                        $        7,500        $                 -        $    7,500

Operating expenses:
       Marketing                                                                                        -                 -
       Patent Rights                                                         -                          -                 -
       Other Development Costs                                               -
       Rent                                                             19,100                          -            19,100
       Travel                                                                -                          -                 -
       Consulting                                                            -                          -                 -
       Selling, general and administrative expenses                     29,502                          -            29,502
                                                        -----------------------   ------------------------   ---------------
          Total operating expenses                                      48,602                          -            48,602

          Loss before other income (expense)                           (41,102)                         -           (41,102)

Other income (expense):
       Interest expense                                                (27,770)                         -           (27,770)
                                                        -----------------------   ------------------------   ---------------
          Total other income (expense)                                 (27,770)                         -           (27,770)


                                                        -----------------------   ------------------------   ---------------
Net (Loss) before minority interest                                    (68,872)                         -           (68,872)

Minority interest in net (loss) of subsidiary                                                           -                 -

Net (Loss)                                                             (68,872)                         -           (68,872)
                                                        =======================   ========================   ===============

Basic weighted average common shares outstanding                    10,992,720                          -        10,992,720
                                                        =======================   ========================   ===============

Basic Loss per common share                                          $ (0.0063)       $                 -         $ (0.0063)
                                                        =======================   ========================   ===============

     The acquisition of Sword, a corporation conducting its business via the Internet where 45% of all inquiries are health related, is mutually beneficial for both parties. Millenia's scientific advisory committee, comprised of M.D.s and PhD's with a wide range of expertise, will lend valuable assistance to Sword as it brings to the market its medical ASP's. Further, their breadth of knowledge and varied specializations should help to generate ideas and data to aid in the production of other medical ASP's.

     As Sword states in its Registration Statement filed in October 2000, although our products have worldwide application, the marketing plan for the first year of operations is to concentrate on the North American market and to focus, particularly during the balance of this year, on significant opportunities that have been identified for or by twenty of the top companies. Sword's target market is the major pharmaceutical companies. By Sword's fostering relationships with the above enumerated corporation, it will help create an easier entree for its parent corporation, Millenia to form alliances and joint projects with those of aforementioned companies.

     Sword has already started to generate revenue and expects, based on its estimates, that by the end of its initial 12 months it will have generated sufficient revenues to break even. By the need of its second 12 month period, Sword, again per its best estimates, expect to have generated a net profit.

     Sword has recently filed a registration statement with the Security Exchange Commission and will become a reporting company when it is effective. It is presently in the process of applying to the NASD to be able to trade their shares on the Over The Counter Market.

     Sword was incorporated in November 1998 and commenced its activities in February 2000. Millenia had no affiliation with Sword prior to its successful negotiation with that company to purchase a controlling interest in it. Mr. Leonard Stella chief operating officer of Millenia Hope will fill the same post at Sword as well as sitting on its Board of Directors. This will allow Millenia to both monitor and guide Sword in its financial transactions and decisions.

     As set out in its Registration Statement, Sword has adequate funding to finish its first ASP and bring it to the market. Also, as previously mentioned, Sword is already generating revenues and experts to produce a break even statement of operations for its initial 12 month period. Based on the above, Millenia does not currently foresee a need to provide Sword with any funding. As such, Millenia feels that the acquisition of Sword will turn out to be a profitable one and in the best interest of its shareholders.

     Sword is now working on the completion of its first ASP which it hopes to bring to market by the first quarter of 2001. It is also engaged in offering technology related services such as consulting, data storage and web hosting. As previously mentioned, the latter services are already generating revenues.